                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                                     84-1037630
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                   identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         NOT APPLICABLE

ITEM 5.  OTHER EVENTS

         As of July 15, 2002, we no longer have independent members of our Board of Directors. On July 15, 2002, Mark A. MacLennan announced his resignation from our Board of Directors, to take effect immediately. On July 12, 2002, J. Dale Sherratt announced his resignation from our Board of Directors, to take effect immediately. On July 3, 2002, John H. Derby III announced his resignation from our Board of Directors, to take effect immediately. Each member was an independent member of Med Diversified's Board of Directors and a member of the Audit Committee. None of the directors resigned because of disagreement with us on any matter relating to our Company's operations, accounting practices or policies. Each of Mr. MacLennan and Mr. Sherratt have agreed to act as consultants and advisers for us as their time permits.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS

             NOT APPLICABLE

         (b) PRO FORMA FINANCIAL INFORMATION

             NOT APPLICABLE

         (c) EXHIBITS

             NOT APPLICABLE

ITEM 8.  CHANGE IN FISCAL YEAR

         NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

         NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MED DIVERSIFIED, INC.
                                              (Registrant)



Date: July 23, 2002                           By:  /s/ FRANK MAGLIOCHETTI
                                                   ----------------------------
                                                       Frank Magliochetti,
                                                       Chief Executive Officer


                                       3